UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2008
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28298	94-3154463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN ACTION WITHOUT MEETING
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-3.2
EX-10.1
EX-10.2

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Executive Severance Benefit Plan
     On December 3, 2008, the Board of Directors of Onyx Pharmaceuticals, Inc., or Onyx, adopted an Executive Severance Benefit Plan, or the Severance Plan, pursuant to which each current and future executive officer of Onyx will be eligible for severance benefits under certain circumstances. Under the Severance Plan, if an executive officer is involuntarily terminated without cause, or constructively terminated, both as defined in the Severance Plan, then the executive officer will be entitled to receive (a) cash severance in a lump sum amount equal to up to one year’s base salary, (b) up to 12 months of benefits to continue his or her current health insurance coverage, and (c) up to six months following termination to exercise vested stock options. The Severance Plan does not supersede any individually negotiated employment agreement, or any written plans that are not of general application. This description of the Severance Plan is qualified in its entirety by reference to the full text of the plan, attached hereto as Exhibit 10.1 and incorporated herein by reference.
Gregory W. Schafer
     On December 5, 2008, Onyx amended the separation and consulting agreement it had entered into with Gregory W. Schafer, Vice President and Chief Financial Officer, on June 23, 2008. Under the amendment, the effective date of Mr. Schafer’s separation from Onyx was changed from December 15, 2008 to March 13, 2009. This description is qualified in its entirety by reference to the copy of the amendment to the separation and consulting agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN ACTION WITHOUT MEETING
     On December 3, 2008, the Board of Directors of Onyx amended and restated Onyx’s bylaws to amend Section 23 of the bylaws to permit actions of the board taken without meeting to be consented to in writing or by electronic transmission. This description is qualified in its entirety by reference to the copy of the bylaws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
3.2	Bylaws of Onyx

10.1	Onyx Pharmaceuticals, Inc. Executive Severance Benefit Plan

10.2	Amendment to Separation and Consulting Agreement between Onyx Pharmaceuticals, Inc. and Gregory W. Schafer, dated December 5, 2008.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2008	ONYX PHARMACEUTICALS, INC.
	By:	/s/ N. Anthony Coles
N. Anthony Coles
President and Chief Executive Officer

EXHIBIT INDEX
3.2	Bylaws of Onyx

10.1	Onyx Pharmaceuticals, Inc. Executive Severance Benefit Plan

10.2	Amendment to Separation and Consulting Agreement between Onyx Pharmaceuticals, Inc. and Gregory W. Schafer, dated December 5, 2008.